                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      September 23, 1999



                    NEW ENGLAND LIFE PENSION PROPERTIES IV;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-15429                                       04-2893298
(Commission File Number)                (IRS Employer Identification No.)


 225 Franklin Street, 25th Floor
          Boston, MA                                  02110
(Address of principal executive offices)            (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on October 7, 1999.

Item 2.   Acquisition or Disposition of Assets.
----------------------------------------------

     New England Life Pension Properties IV; A Real Estate Limited Partnership (the "Partnership")is the managing general partner in Lee Partners (the "Joint Venture"), a general partnership organized to own real property. On September 23, 1999, the Joint Venture sold its property located at 3891 North Solomon Boulevard, Fort Myers, Florida. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $13,100,000. The terms of the sale were determined by arm's length negotiation between the Buyer and the Joint Venture. The Partnership received net proceeds of approximately $12,773,000 and recognized a gain of approximately $3,477,000.


Item 7.   Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of June 30, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the six-month period ended June 30, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 7, 1999            NEW ENGLAND LIFE PENSION PROPERTIES IV;
                                   A REAL ESTATE LIMITED PARTNERSHIP
                                               (Registrant)

                                   By:  Fourth Copley Corp.,
                                        Managing General Partner


                                   By:  /s/ Alison Husid Cutler
                                   ---------------------------------
                                   Name:  Alison Husid Cutler
                                   Title:  President, Chief Executive
                                   Officer and Director

New England Life Pension IV                                              EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1999
Unaudited

                                                                            Pro Forma                June 30, 1999
                                                     June 30, 1999          Adjustment                 Pro Forma
                                                     -------------          ----------                 ---------
ASSETS

Real estate investments:
     Joint ventures                                    $  15,626,635                   -             $ 15,626,635
     Property held for disposition                         8,903,583          (8,903,583)  (a)       $          0
     Other assets                                             15,440                   -             $     15,440
                                                       -------------         -----------             ------------
                                                          24,545,658          (8,903,583)              15,642,075

Cash and cash equivalents                                  6,027,260          12,773,375   (a)         18,800,635
                                                       -------------         -----------             ------------
                                                       $  30,572,918         $ 3,869,792             $ 34,442,710
                                                       =============         ===========             ============

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                       $     107,787                   -             $    107,787
Accrued management fee                                        28,803                   -                   28,803
Deferred management fees                                   2,295,124                   -                2,295,124
Deferred disposition fees                                  1,991,879             393,000   (b)          2,384,879
                                                       -------------         -----------             ------------

Total liabilities                                          4,423,593             393,000                4,816,593
                                                       -------------         -----------             ------------

Partners' capital (deficit):
    Limited partners ($422 per unit;
      120,000 units authorized, 94,997
      units issued and outstanding)                       26,193,538           3,442,024   (a)         29,635,562
     General partners                                        (44,213)             34,768   (a)             (9,445)
                                                       -------------         -----------             ------------

Total partners' capital                                   26,149,325           3,476,792               29,626,117
                                                       -------------         -----------             ------------
                                                       $  30,572,918         $ 3,869,792             $ 34,442,710
                                                       =============         ===========             ============

New England Life Pension Properties IV                                          EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1998
Unaudited
                                                                                                   Year Ended
                                                     Year Ended              Pro Forma          December 31, 1998
                                                  December 31, 1998         Adjustment              Pro Forma
                                                  -----------------         ----------              ---------
Investment Activity

Property rentals                                    $ 2,907,757              (2,099,370)  (c)       $   808,387
Property operating expenses                          (1,358,566)              1,087,775   (c)          (270,791)
Depreciation and amortization                          (549,260)                335,043   (c)          (214,217)
                                                    -----------            ------------             -----------
                                                        999,931                (676,552)                323,379

Joint venture earnings                                1,515,033                       -               1,515,033
Amortization                                             (5,308)                      -                  (5,308)
                                                    -----------            ------------             -----------

  Total real estate operations                        2,509,656                (676,552)              1,833,104

Gain on sales of property                             3,742,541                       -               3,742,541
                                                    -----------            ------------             -----------

  Total real estate activity                          6,252,197                (676,552)              5,575,645

Interest on cash equivalents and short term             396,197                       -                 396,197
 investments
                                                    -----------            ------------             -----------

  Total investment activity                           6,648,394                (676,552)              5,971,842


Portfolio Expenses

Management fee                                          333,771                 (85,877)  (f)           247,894
General and administrative                              325,912                       -                 325,912
                                                    -----------            ------------             -----------
                                                        659,683                 (85,877)                573,806
                                                    -----------            ------------             -----------

Net income (loss)                                   $ 5,988,711             $  (590,675)            $ 5,398,036
                                                    ===========            ============             ===========

Net income (loss) per limited partnership unit      $     62.41             $     (6.16)  (d)       $     56.25
                                                    ===========            ============             ===========

Number of limited partnership units
 outstanding during the period                           94,997                  94,997                  94,997
                                                    ===========            ============             ===========

New England Life Pension Properties IV                                          EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
Six Months Ended June 30, 1999
Unaudited
                                                                                                Six Months Ended
                                                 Six Months Ended         Pro Forma              June 30, 1999
                                                  June 30, 1999           Adjustment              Pro Forma
                                                  -------------           ----------              ---------
Investment Activity

Property rentals                                    $ 1,026,922          (1,026,922)  (e)           $       0
Property operating expenses                            (552,567)            552,567   (e)                   0
Depreciation and amortization                           (83,830)             83,830   (e)                   0
                                                    -----------         -----------              ------------
                                                        390,525            (390,525)                        0

Joint venture earnings                                  819,686                   -                   819,686
Amortization                                             (2,654)                  -                    (2,654)
                                                    -----------         -----------              ------------

     Total real estate operations                     1,207,557            (390,525)                  817,032

Gain on sale of property                                      -                   -                         0
                                                    -----------         -----------              ------------

     Total real estate activity                       1,207,557            (390,525)                  817,032

Interest on cash equivalents and short term             140,309                   -                   140,309
 investments
                                                    -----------         -----------              ------------

     Total investment activity                        1,347,866            (390,525)                  957,341


Portfolio Expenses

Management fee                                          115,211             (68,274)  (f)              46,937
General and administrative                              146,624                   -                   146,624
                                                    -----------         -----------              ------------
                                                        261,835             (68,274)                  193,561
                                                    -----------         -----------              ------------

Net income (loss)                                   $ 1,086,031         $  (322,251)                $ 763,780
                                                    ===========         ===========              ============

Net income (loss) per limited partnership unit      $     11.32         $     (3.36)  (d)           $    7.96
                                                    ===========         ===========              ============

Number of limited partnership units
  outstanding during the period                          94,997              94,997                    94,997
                                                    ===========         ===========              ============


Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.